Supplement Dated March 5, 2025
to the
The Opal Dividend Income ETF (DIVZ)
(formerly, the TrueShares Low Volatility Equity Income ETF)
(the “Fund”)
a series of Listed Funds Trust
Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
each dated April 30, 2024, as supplemented

Change in Sub-Advisory Fee and Entities Affiliated with the Sub-Adviser
On March 5, 2025, the Fund’s Board of Trustees considered and approved a change in the sub-advisory fee paid by the investment adviser to the Fund, TrueMark Investments, LLC (the “Adviser”), to the investment sub-adviser to the Fund, Opal Capital LLC (“Opal” or the “Sub-Adviser”), for the sub-advisory services provided to the Fund to 0.55% of the Fund’s average daily net assets. Therefore, effective immediately, references to the sub-advisory fee in the Fund’s Prospectus and SAI are revised as described below. The change in sub-advisory fee has no effect on the Management Fee paid by the Fund to the Adviser or the Fund’s Total Annual Fund Operating Expenses, each of which remains 0.65% of average daily net assets.
In addition, Opal is no longer affiliated with Titleist Asset Management, Ltd. Therefore, effective immediately, all references to Titleist Asset Management, Ltd. as an affiliate of Opal are hereby removed.
The following disclosure on page 29 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the disclosure below.
Opal Capital LLC (Dividend Income ETF)
Opal Capital LLC, a Florida limited liability company located at 1900 Glades Road, Suite 500, Boca Raton, Florida 33431, co-manages the day-to-day investment of the Fund’s assets, subject to the supervision of the Adviser and the Board. The Sub-Adviser is an SEC-registered investment adviser formed in 2022. Opal is controlled by Austin Graff.
Opal provides services to the Fund such as, but not limited to, security selection and other portfolio management and compliance related matters, as applicable. For its services, Opal is entitled to a fee, payable by the Adviser, which is 0.55% of the Fund’s average daily net assets.
A discussion of the basis for the Board’s approval of the previous Sub-Advisory Agreement with Opal is available in the Funds’ Annual Report to Shareholders for the period ended December 31, 2023.
The following disclosure on page 30 of the Fund’s Prospectus concerning Austin Graff is hereby deleted in its entirety and replaced with the disclosure below.
Austin Graff is the Founder of Opal Capital and has served as Chief Executive Officer and Chief Investment Officer since 2022. He also served as the Co-Chief Investment Officer at Titleist Asset Management from 2018-2022. Mr. Graff was a senior vice president and portfolio manager at PIMCO where he comanaged a suite of global dividend strategies from 2012-2015. Before PIMCO, he was a vice president in investment banking at Goldman Sachs where he advised infrastructure, industrial, and financial institution clients on strategic transactions and restructuring deals totaling more than $40 billion. Mr. Graff started his career in finance as a financial analyst at the Indiana Finance Authority where he worked on multiple transformational projects, helping to finance key initiatives for state and local governments. He holds an MBA from the Krannert School of Management at Purdue University and a bachelor’s degree from Purdue University, and earned the Chartered Financial Analyst (CFA) designation in 2012.
The following disclosure on page 19 of the Fund’s SAI is hereby deleted in its entirety and replaced with the disclosure below.
Investment Sub-Adviser - Opal Capital LLC
Opal Capital LLC, a Texas limited liability company located at 1900 Glades Road, Suite 150, Boca Raton, Florida 33431, serves as the sub-adviser to the Dividend Income ETF. An SEC-registered investment adviser formed in 2022. Opal is controlled by Austin Graff. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser shares responsibility with the Adviser for the day-to-day management of the Fund, trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing, subject to the supervision of the Adviser and the Board.
For the fiscal year ended December 31, 2023, the Adviser paid Opal for sub-advisory services provided to the Fund in the amount of $189,538. For the period November 7, 2022 (date of sub-adviser transition) through December 31, 2022, the Adviser paid Opal for sub-advisory services provided to the Fund in the amount of $145,875. For the period January 1, 2022 through November 6, 2022, the Adviser paid Titleist Asset Management, Ltd. (“Titleist”), the Fund’s previous sub-adviser, for sub-advisory services provided to the Fund in the amount of $30,912. For the fiscal period January 27, 2021 (commencement of operations) through December 31, 2021, the Adviser paid Titleist for sub-advisory services provided to the Fund in the amount of $30,686.

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Please retain this Supplement with your Prospectus and SAI
for future reference.